BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund

Supplement Dated June 15, 2007
to the Prospectus dated May 1, 2007

The following changes are made to the Prospectus of BlackRock High Income V.I. Fund (the "Fund").

The section in the prospectus captioned "How the Fund Invests -
About the Portfolio Managers" is amended as follows:

The description of the Fund's portfolio managers is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth and James Keenan who are responsible for the day-to-day management of Fund's portfolio. Jeff Gary and Scott Amero are also part of the Fund's management team.

In addition, in the section captioned "Other Important Information and Statement of Additional Information" the discussion of the portfolio managers is deleted in its entirety and replaced with the following:
The Fund is managed by a team of investment professionals. The lead members of  this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial  Management, Inc. (BFM) since 2006, and James
Keenan, CFA, Director of BFM since  2004. Messrs. Booth and Keenan are responsible for the day-to-day management of Fund's portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990, are also part of the Fund's management team.
Mr. Booth is co-head of the high yield team within BlackRock's
Fixed Income Portfolio  Management Group.  His primary responsibilities are managing portfolios and directing investment strategy.  He specializes in hybrid high yield portfolios,  consisting of leveraged bank loans,
high yield bonds,  and distressed obligations.   Mr. Booth joined BFM
 following the merger with
Merrill Lynch Investment Managers (MLIM) in 2006. Prior to joining BFM,
 Mr. Booth
 was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was  a member of MLIM's bank loan group from 2000 to 2006.
Mr. Keenan is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing
 portfolios and directing investment strategy.   Prior to joining BFM in 2004,
Mr. Keenan was a senior high yield trader at Columbia Management
Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.
Mr. Gary is a portfolio manager of the high yield team within
 BlackRock's Fixed Income Portfolio Management Group.  Prior to joining
BFM in 2003,  he was a Managing Director and portfolio manager with AIG (American General) Investment Group.
Mr. Amero is co-head of BlackRock's fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income
 Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall  management of client portfolios.
  Previously, he was the head of BlackRock's global fixed income research effort.
Mr. Gary and Mr. Amero have been portfolio managers of the Fund since 2006, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.




Code #VAR-PR-SUP0607